Barclays 10D prepared by Black and Callow

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER
Distribution Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

For the monthly distribution period from January 1, 2018 to January 31, 2018

Commission File Number of issuing entity:  333-205943
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:  333-205943-01
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of depositor as specified in its charter)

Commission File Number of sponsor:  333-205943-02
Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact name of sponsor as specified in its charter)

Yasser Rezvi, Phone: (212) 526-5847
(Name and telephone number, including area code, of the person to contact in connection with this filing)

Delaware
(State or other jurisdiction of incorporation or organization of the issuing entity)

30-6324196
(I.R.S. Employer Identification No.)

c/o Wilmington Trust, National Association	19890
Rodney Square North	(Zip Code)
1100 North Market Street
Wilmington, DE
(Address of principal executive offices of issuing entity)

(302) 651-1000
(Telephone number, including area code)

(Former name, former address, if changed since last report)

Each class of Notes to which this report on Form 10-D relates as set forth in the distribution reports attached hereto as Exhibit 99 is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ___

PART I – DISTRIBUTION INFORMATION

ITEM 1 – Distribution and Pool Performance Information.

The information required by Items 1121(a) and 1121(b) of Regulations AB is contained in the distribution reports attached hereto as Exhibit 99.

With respect to the information required by Item 1121(c) of Regulation AB, Barclays Dryrock Funding LLC (CIK # 0001551964) has no repurchase activity to report for the period from January 1, 2018 to January 31, 2018 for the Barclays Dryrock Issuance Trust. Barclays Dryrock Funding LLC’s most recent Form ABS-15G was filed on February 12, 2018.

With respect to the information required by Item 1121(d) and Item 1121(e) of Regulation AB, Barclays Dryrock Funding LLC has no activity to report for the period from January 1, 2018 to January 31, 2018.

PART II – OTHER INFORMATION

ITEM 2 – Legal Proceedings.

Barclays Bank Delaware (“BBD”) is a defendant in a number of putative class action cases commenced in 2005 in various federal district courts by merchants alleging that Visa U.S.A., Inc. (“Visa”), MasterCard International (“MasterCard”) and their member banks conspired to fix interchange fees and unlawfully bundle several separate and distinct services, such as payment protection and transaction processing costs, in violation of the U.S. antitrust laws. The merchants also alleged that the defendants impose other restraints on merchants in connection with accepting payment cards and that such alleged restraints violate the antitrust laws. Visa, MasterCard and several other payment card issuing banks are also defendants in the proceedings, which have been consolidated into a single multidistrict proceeding in the Eastern District of New York, MDL 1720.

The merchants’ complaints sought an unspecified amount of damages and injunctive relief. By an order dated January 9, 2008, the court dismissed class damage claims prior to January 1, 2004; accordingly, the period over which any damages may be awarded is January 1, 2004 to the date of the award.

On July 13, 2012, the parties filed a proposed settlement agreement with the court under which the defendants agreed to pay the class plaintiffs $6.05 billion, to make network rule changes and to give other relief. The settlement agreement included a provision pursuant to which Visa and MasterCard would reduce U.S. interchange rates 10 bps during an eight-month period from July 29, 2013 through March 29, 2014. On the same day, defendants announced that they reached an agreement in principle to settle with a group of individual plaintiffs that were not members of the class. The class settlement was approved by District Judge John Gleeson on December 13, 2013, who then entered an agreed form of final judgment on January 14, 2014. The National Retail Federation and a number of merchants appealed that judgment to the United States Court of Appeals for the Second Circuit. On June 30, 2016, the Second Circuit reversed Judge Gleeson’s ruling approving the settlement and remanded the action back to the Eastern District of New York.

Following remand of the case, the District Court reappointed counsel to represent members of the putative class seeking primarily (but not exclusively) damages pursuant to Federal Rule of Civil Procedure 23(b)(3) and appointed new counsel to represent class members seeking primarily equitable relief pursuant to Federal Rule of Civil Procedure 23(b)(2). Counsel for the Rule 23(b)(3) putative class members moved for leave to file an amended complaint adding factual allegations and legal theories to conform to developments in the law, as well as damage claims for additional years of alleged damages. Counsel for the Rule 23(b)(2) putative class members filed a separate complaint seeking broad equitable relief against allegedly anticompetitive conduct as well as Visa and MasterCard network rules.

On September 27, 2017, Magistrate Judge James Orenstein granted the Rule 23(b)(3) plaintiffs’ motion to amend in part and denied it in part, allowing the plaintiffs to amend their complaints to add their additional legal and factual theories, but holding that those theories would only apply to the preceding four years and would not relate back to the date of filing of the initial complaints in 2005.  On October 30, 2017, the Rule 23(b)(3) plaintiffs filed their amended complaint.  The Rule 23(b)(3) plaintiffs appealed Magistrate Judge Orenstein’s ruling to District Judge Margo Brodie.  That appeal is pending.  Defendants’ time to respond to the amended complaint filed by counsel for the Rule 23(b)(3) plaintiffs and the new complaint filed by Rule 23(b)(2) plaintiffs is adjourned until after the District Court rules on the Rule 23(b)(3) plaintiffs’ appeal. After the District Court rules, the District Court is likely to establish a calendar for further fact and expert discovery as well as substantive motions, including class certification motions and summary judgment motions.

A number of merchants, including several large retailers, elected against participation in the class settlement, “opting out” of that settlement. Opting out allows these merchants to pursue separate actions on the same or similar claims as those alleged by the putative class plaintiffs. Some of these merchants commenced new actions against Visa, MasterCard and certain member banks, not including BBD. Although the 2012 class settlement fund was reduced to account for opt-outs, resulting in a refund to BBD of a portion of its share of the settlement fund, total settlement payments by BBD to opt-out plaintiffs may be higher than the amount of that refund. If so, BBD will be liable for its share of the excess over the refund under the terms of a judgment sharing agreement with Visa, MasterCard and the other payment card issuing bank defendants. As of the date hereof, Visa and MasterCard have settled a number of these opt-out actions and BBD has contributed to the settlement of those actions in accordance with the judgment sharing agreement. The amount of those settlements has exceeded what each of those plaintiffs would have been paid as a result of the class settlement.

On February 17, 2017, BBD was named among the defendants in a case filed in Harris County Texas District Court. Plaintiffs allege that Visa, MasterCard, and the named defendant member banks agreed, with respect to Visa and MasterCard branded payment cards, to fix interchange fees, unlawfully bundle separate and distinct services, and otherwise engage in monopolistic and anticompetitive behavior in violation of the Texas Free Enterprise and Antitrust Act of 1983. Plaintiffs seek unspecified damages and injunctive relief.  On April 5, 2017, certain defendants, including Barclays Bank Delaware, filed special appearances in the Texas District Court on the grounds that the court lacks personal jurisdiction over such defendants. On the same day, defendants jointly removed the case to the U.S. District Court for the Southern District of Texas. On April 7, 2017, the plaintiff moved to remand the case to state court and filed an amended complaint.  On August 3, 2017, the action was transferred to the Eastern District of New York to be included in the pending multi-district litigation, MDL No. 1720.  The plaintiffs’ motion to remand is fully briefed and was argued on October 19, 2017.  Decision on the motion is pending.  Defendants’ time to respond to the amended complaint has been deferred until after a ruling on plaintiffs’ motion to remand.

Given the inherent uncertainties involved in these matters, it is too early to reliably estimate the ultimate liability BBD may incur or whether the results could be material to the operation or cash flows of BBD.

ITEM 10 – Exhibits

Exhibit 99 Monthly Servicers’ Certificate and Monthly Noteholders’ Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 15, 2018

BARCLAYS DRYROCK FUNDING LLC (Depositor) By: /s/ Yasser Rezvi
Name: Yasser Rezvi Title: Vice President and Treasurer